UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event     November 8, 2000 (November 3, 2000)
reported)                               ----------------------------------------

                            ILLUMINET HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
--------------------------------------------------------------------------------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                      98503
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (360) 493-6000
area code                                   ------------------------------------



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant.

      On November 3, 2000, the Company retained the services of Deloitte & Touche LLP as its principal accountant to audit the Company's consolidated financial statements, replacing Ernst & Young LLP. The decision to retain Deloitte & Touche LLP was based upon a reevaluation by the Company of its current professional relationships and was approved by the Company's Board of Directors at the recommendation of the Company's Audit Committee.

      During the Company's two most recent fiscal years and the subsequent interim periods preceding this change, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Ernst & Young LLP's reports on the financial statements of the Company for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     At the Company's request, Ernst & Young LLP furnished it with a letter addressed to the SEC stating that Ernst & Young LLP agrees with the statements in the paragraph above. A copy of Ernst & Young LLP's letter to the SEC, dated November 8, 2000, is filed as Exhibit 16 to this Form 8-K.

Item 7.        Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     16 Letter from Ernst & Young LLP, dated November 8, 2000, to the Securities and Exchange Commission.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  November 8, 2000
                                          ILLUMINET HOLDINGS, INC.


                                          By: /s/ Daniel W. Weiss
                                              --------------------------------
                                             Daniel E. Weiss, Vice President
                                             - Finance and Chief Financial
                                             Officer